Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FIDELITY
CASH RESERVES
(fund number 055, trading symbol FDRXX)

and

FIDELITY
U.S. GOVERNMENT RESERVES
(fund number 050, trading symbol FGRXX)

PROSPECTUS
JANUARY    24    ,    2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         2   PERFORMANCE

                         4   FEE TABLE

FUND BASICS              5   INVESTMENT DETAILS

                         6   VALUING SHARES

SHAREHOLDER INFORMATION  6   BUYING AND SELLING SHARES

                         14  EXCHANGING SHARES

                         14  ACCOUNT FEATURES AND POLICIES

                         17  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         17  TAX CONSEQUENCES

FUND SERVICES            17  FUND MANAGEMENT

                         18  FUND DISTRIBUTION

APPENDIX                 18  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

CASH RESERVES seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet)    Investing in U.S. dollar-denominated money
market securities and repurchase agreements, and entering into reverse repurchase agreements.

(small solid bullet) Investing more than 25% of total assets in the financial services industry.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) FINANCIAL SERVICES EXPOSURE. Changes in
government regulation    and interest rates and     economic downturns
can have a significant negative    ef    fect on issuers in the
financial services sector.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE

U.S. GOVERNMENT RESERVES seeks as high a level of current income as is consistent with the security of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing in U.S. Government securities and
repurchase agreements for those securities   ,     and entering into
reverse repurchase agreements.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE

The following information illustrates the changes in    each
    fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

CASH RESERVES

Calendar Years  1990   1991   1992   1993   1994   1995   1996   1997   1998   1999

                7.81%  6.00%  3.75%  2.94%  3.96%  5.66%  5.16%  5.34%  5.29%  4.99%



Percentage (%)
Row: 1, Col: 1, Value: 8.950000000000001
Row: 2, Col: 1, Value: 7.81
Row: 3, Col: 1, Value: 6.0
Row: 4, Col: 1, Value: 3.75
Row: 5, Col: 1, Value: 2.94
Row: 6, Col: 1, Value: 3.96
Row: 7, Col: 1, Value: 5.659999999999999
Row: 8, Col: 1, Value: 5.159999999999999
Row: 9, Col: 1, Value: 5.34
Row: 10, Col: 1, Value: 5.29
Row: 11, Col: 1, Value: 4.99

DURING THE PERIODS SHOWN IN THE CHART FOR CASH RESERVES, THE HIGHEST
RETURN FOR A QUARTER WAS    1.92    % (QUARTER ENDED MARCH 31, 1990)
AND THE LOWEST RETURN FOR A QUARTER WAS    0.71    % (QUARTER ENDED
SEPTEMBER 30, 1993).

U.S. GOVERNMENT RESERVES

Calendar Years            1990   1991   1992   1993   1994   1995   1996   1997   1998   1999

                          7.66%  5.65%  3.40%  2.62%  3.85%  5.60%  5.09%  5.29%  5.24%  4.91%



Percentage (%)
Row: 1, Col: 1, Value: 8.77
Row: 2, Col: 1, Value: 7.659999999999999
Row: 3, Col: 1, Value: 5.65
Row: 4, Col: 1, Value: 3.4
Row: 5, Col: 1, Value: 2.62
Row: 6, Col: 1, Value: 3.85
Row: 7, Col: 1, Value: 5.6
Row: 8, Col: 1, Value: 5.09
Row: 9, Col: 1, Value: 5.29
Row: 10, Col: 1, Value: 5.24
Row: 11, Col: 1, Value: 4.91

DUR   ING THE PERIODS SHOWN IN THE CHART FOR U.S. GOVERNMENT RESERVES,
THE HIGHEST RETU    RN FOR A QUARTER WAS 1.89% (QUARTER ENDED
   SEPTEMBER 30, 1990    ) AND THE LOWEST RETURN FOR A QUARTER WAS
0.61% (QUARTER ENDED    JUNE 30, 1993    ).

AVERAGE ANNUAL RETURNS

For the periods ended     Past 1 year  Past 5 years  Past 10 years
December 31, 1999

Cash Reserves              4.99%        5.29%         5.08%

U.S. Government Reserves   4.91%        5.23%         4.92%

If FMR had not reimbursed certain fund expenses during these periods,
   U.S. Government Reserves'     returns would have been lower.

FEE TABLE

The following table describes the fees and expenses that are incurred
when you buy, hold   ,     or sell shares of a fund. The annual fund
operating expenses provided below for    U.S. Government Reserves
do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for
   Cash Reserves     are based on historical expenses.

SHAREHOLDER    FE    ES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Wire redemption fee           $5.00

Annual account maintenance    $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

CASH RESERVES             Management fee               .18%

                          Distribution and Service     None
                          (12b-1) fee

                          Other expenses               .26%

                          Total annual fund operating  .44%
                          expenses

U.S. GOVERNMENT RESERVES  Management fee               .17%

                          Distribution and Service     None
                          (12b-1) fee

                          Other expenses               .24%

                          Total annual fund operating  .41%
                          expenses


   Through     arrangements with the fund's custodian and transfer
agent   ,     credits realized as a result of uninvested cash balances
are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been
   0.40    % for    U.S. Government Reserves    .

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total
expenses if you close your account    at the end of each time period
indicat    ed:

CASH RESERVES             1 year    $ 45

                          3 years   $ 141

                          5 years   $ 246

                          10 years  $ 555

U.S. GOVERNMENT RESERVES  1 year    $ 42

                          3 years   $ 132

                          5 years   $ 230

                          10 years  $ 518

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

CASH RESERVES seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR invests the fund's assets in U.S. dollar-denominated money market
securities of domestic and foreign issuers    a    nd repurchase
agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industry.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the
quality, maturi   t    y, and diversification of the fund's
investments. FMR stresses maintaining a stable $1.00 share price,
liquidi   ty,     and income.

INVESTMENT OBJECTIVE

U.S. GOVERNMENT RESERVES seeks as high a level of current income as is consistent with the security of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR invests the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR also may enter into reverse repurchase agreements for the fund.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the
quality, maturit   y,     and diversification of the fund's
investments. FMR stresses maintaining a stable $1.00 share price,
liquidit   y,     and income.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

MONEY MARKET SECURITIES are high   -    quality, short-term
    securities that pay a fixed, variable   ,     or floating interest
rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money
market securities have demand or put features   ,     which have the
effect of shortening the security's maturity   .     Money market
securities include bank certificates of deposit, bank acceptances,
bank time deposits, notes, commercial pape   r,     and U.S.
Government securities.

U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance. It is
important to note that neither the fund   s    ' share prices nor
their yields are guaranteed by the U.S. Government.

The following factors    can     significantly affect a fund's
performance:

INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the
securities of issuers in the financial services    sector     can be
more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

FOREIGN EXPOSURE. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available
and unfavorable political, economic   ,     or governmental
developments could affect the value of the security.

FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

CASH RESERVES seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.

U.S. GOVERNMENT RESERVES seeks as high a level of current income as is consistent with the security of principal and liquidity. The fund may engage in repurchase agreements secured by obligations issued or guaranteed as to principal and interest by the United States
Government or by any of its agencies or instrumentalities.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued on the basis of amortized cost.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following Web site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's Web site at www.fidelity.com.

(small solid bullet) For accessing account information automatically
by phone, use    Fidelity Automated Service Telephone (FASTSM)    ,
1-800-544-5555.

(small solid bullet) For exchanges, redemptions, and account
assistance, 1-800-544-   6666    .

(small solid bullet) For mutual fund and    brokerage     information,
1-800-544-   6666    .

(small solid bullet) For    retirement     information,
1-800-544-   4774    .

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-55   8    7

You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying,
sellin   g    , and exchanging shares of a fund and the account
features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
(solid bullet) ROTH IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet)    401(K) PLANS AND CERTAIN OTHER     401(A)-QUALIFIED
               PLANS
(solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

MINIMUMS

TO OPEN AN ACCOUNT                        $2,500

For certain Fidelity retirement accountsA $500

TO ADD TO AN ACCOUNT                      $250

Through regular investment plans          $100

MINIMUM BALANCE                           $2,000

For certain Fidelity retirement accountsA $500

   A FIDELITY TRADITIONAL     IRA, ROTH IRA   ,     ROLLOVER IRA,
SEP-IRA, AND KEOGH ACCOUNTS.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM account in Cash Reserves. There is no minimum account balance or initial or subsequent purchase minimum for
   investments     through Fidelity Portfolio Advisory ServicesSM, a
qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.


SELLING SHARES

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the
last    15 or 30 days, depending on your account    ;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven
business days    after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if    FMR     determines it
is in the best interests of a fund.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.
                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.
                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.
                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            RETIREMENT ACCOUNT
                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Call
                            1-800-544-6666 to request one.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.
                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            RETIREMENT ACCOUNT
                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Visit a
                            Fidelity Investor Center to
                            request one. Call
                            1-800-544-9797 for the
                            center nearest you.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.
                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Fidelity Automatic Exchange
                            Service to exchange from
                            Cash Reserves and U.S.
                            Government Reserves to
                            another Fidelity fund.

CHECK                       (small solid bullet) Write a
                            check to sell shares from
                            your account.


EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Currently, there is no limit on the number of exchanges out of a fund.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions,        and may
impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT        PROGRAMS. Fidelity offers convenient
services that let you automatically transfer money into your account or between accounts. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic exchange programs can be a convenient way to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT
BUILDER TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES
$100                           Monthly or quarterly    (small solid bullet) To set
                                                       up for a new account,
                                                       complete the appropriate
                                                       section on the fund
                                                       application.

                                                       (small solid bullet) To set
                                                       up for existing accounts,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's Web site for an
                                                       application.

                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES
$100                           Every pay period        (small solid bullet) To set
                                                       up for a new account, check
                                                       the appropriate box on the
                                                       fund application.

                                                       (small solid bullet) To set
                                                       up for an existing account,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's Web site for an
                                                       authorization form.

                                                       (small solid bullet) To make
                                                       changes you will need a new
                                                       authorization form. Call
                                                       1-800-544-6666 or visit
                                                       Fidelity's Web site to
                                                       obtain one.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES
$100                           Monthly, bimonthly,     (small solid bullet) To set
                               quarterly, or annually  up, call 1-800-544-6666
                                                       after both accounts are
                                                       opened.

                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       exchange date.


OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after
your account is opened. Call 1-800-544-   6666     before your first
use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

(small solid bullet) There will be a $5.00 fee for each wire redemption for Cash Reserves and U.S. Government Reserves.

FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

(small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application
and then call 1-800-544-   6666     or visit Fidelity's Web site
before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet)    Minimum purchase: $100

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL 1-800-544-0240 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY    ONLINE TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

   FAST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE    USING
TOUCH TONE OR SPEECH RECOGNITION    .

CALL 1-800-544-555   5    .

(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) You may write an unlimited number of checks.

(small solid bullet) Minimum check amount: $500.

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a FEE FOR    CERTAIN     SERVICES, such as
providing historical account documents   .

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns interest, dividends   ,     and other income from its
investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions you receive from each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. Your dividends and capital gain distributions, if any, will be paid in cash.

3. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

   Distributions     you receive from each fund are subject to federal
income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income,
   while each     fund's distributions of long-term capital gains, if
any, are taxable to you generally as capital gains.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of M   arch 25, 199    9, FMR had approximately $   521.7
    billion in discretionary assets under management.

As the manager, FMR is responsible for choosing    each
fund'   s     investments and    handling     its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of    March 29, 199    9, FIMM had
approximately $159.8 billion in discretionary assets under management.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

   From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee.

The income-based fee is 6% of the fund's monthly gross income in excess of an annualized 5% yield, but it cannot rise above an annual rate of 0.24% of the fund's average net assets throughout that month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For    November 1999,     the group fee rate was    0.1275    %. The
individual fund fee rate is    0.03    % for    Cash Reserves and U.S.
Government Reserves

The total management fee for the fiscal year ended    November
30    ,    1999,     was    0.18    % of the fund's average net assets
for    Cash Reserves     and    0.17    % of the fund's average net
assets for    U. S. Government Reserves.

FMR pays FIMM for providing assistance with investment advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
arrangements,    which may be discontinued     by FMR at any time, can
decrease a fund's expenses and boost its performance.

FUND DISTRIBUTION

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations,
other than those contained in this    p    rospectus and in the
related    s    tatement of additional    i    nformation (SAI), in
connection with    the     offer contained in this prospectus. If
given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This
   p    rospectus and the related SAI do not constitute an offer by
the funds or by FDC to sell    shares of the funds     to or to buy
shares of the funds    from     any person to whom it is unlawful to
make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

   T    he financial highlights tables are intended to help you
understand each fund's financial history for the past 5 years. Certain
information reflects finan   cial results for a single fund share. The
total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information
has     been audited by PricewaterhouseCoopers LLP, independent
accountants, whose    reports, along with each fund's financial
highlights and financial statements, are    included in each fund's
annual report. A free copy of each annual report is     available upon
request.

   CASH RESERVES


Years ended November 30,         1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
of period

Income from Investment            .048      .052      .052      .051      .055
Operations Net interest
income

Less Distributions

From net interest income          (.048)    (.052)    (.052)    (.051)    (.055)

Net asset value, end of period   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN A                    4.94%     5.34%     5.30%     5.18%     5.67%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 37,981  $ 30,700  $ 23,498  $ 21,241  $ 18,432
millions)

Ratio of expenses to average      .44%      .47%      .49%      .51%      .55%
net assets

Ratio of expenses to average      .44%      .47%      .48% B    .51%      .55%
net assets after expense
reductions

Ratio of net interest income      4.85%     5.20%     5.22%     5.06%     5.50%
to average net assets



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   U.S. GOVERNMENT RESERVES


Years ended November 30,         1999     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
period

Income from Investment            .048     .052     .051     .050     .055
Operations Net interest
income

Less Distributions

From net interest income          (.048)   (.052)   (.051)   (.050)   (.055)

Net asset value, end of period   $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000

TOTAL RETURN A                    4.86%    5.29%    5.26%    5.12%    5.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,542  $ 1,427  $ 1,290  $ 1,243  $ 1,188
millions)

Ratio of expenses to average      .41%     .45%     .48%     .51%     .55%
net assets

Ratio of expenses to average      .40% B   .44% B   .48%     .50% B   .55%
net assets after expense
reductions

Ratio of net interest income      4.77%    5.16%    5.13%    5.02%    5.43%
to average net assets



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.








You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at
1-800-544-8544.    In addition    , you may visit Fidelity's Web site
at www.fidelity.com    for a free copy of a prospectus or an annual or
semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER,    811-2890

Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity
Investments   ,     Fidelity Money Line, Fidelity Automatic Account
Builder, Fidelity On-Line Xpress+,        and Directed Dividends are
registered trademarks of FMR Corp.

FAST   ,     Fidelity GoalPlanner   ,     and Portfolio Advisory
Services are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

   1.733075.101                               CAS/FUS-p   ro-0100L